Exhibit 99.1

Leslie’s, Inc. Announces CEO Transition

Jason McDonell Appointed CEO; Joining Company on September 9, 2024

Mike Egeck Departs Leslie’s; Chairman John Strain to Serve as Interim CEO Until Mr. McDonell Joins

Company Reaffirms Fiscal 2024 Outlook

PHOENIX, August 26, 2024 (GLOBE NEWSWIRE) - Leslie’s, Inc. (“Leslie’s” or the “Company”; NASDAQ: LESL), the largest and most trusted direct-to-consumer brand in the U.S. pool and spa care industry, today announced the appointment of Jason McDonell as Chief Executive Officer, effective September 9, 2024. Mr. McDonell will also join Leslie’s Board of Directors at that time.

John Strain, Leslie’s Chairman of the Board, has been appointed Interim Chief Executive Officer, and will lead the Company until Mr. McDonell assumes the role of Chief Executive Officer. Michael Egeck, age 65, has departed the Company and resigned from his Board seat.

Mr. McDonell is a senior executive with nearly 30 years of experience in retail and consumer products. He most recently served as Executive Vice President, Merchandising, Marketing, and e-Commerce at Advance Auto Parts, where he was responsible for driving omnichannel growth across the Company’s $11 billion family of brands, managing more than 200 global suppliers and products and a global team of professionals. He previously spent 21 years with PepsiCo in positions of increasing responsibility, culminating with his role as Canada President and General Manager for PepsiCo Food, a $2.5 billion business, where he was responsible for the Canadian Frito-Lay and Quaker businesses. Mr. McDonell began his career in brand management at Procter & Gamble. He earned his bachelor’s degree in Business Administration from Wilfrid Laurier University in Canada and has completed a number of Executive Leadership Programs at Harvard Business School.

Mr. Strain said, “I am pleased to welcome Jason as the next CEO of Leslie’s and look forward to working with him. He brings to Leslie’s an impressive combination of retail and consumer products expertise, including a track record of building and growing industry-leading brands. His wealth of knowledge at the nexus of product, brand and marketing, combined with his operational experience and proven leadership abilities, make him well-suited to lead Leslie’s into its next chapter.”

Mr. McDonell said, “Leslie’s has an impressive foundation with its advantaged omnichannel platform, strong market position and superior customer service, and I am excited to be joining Leslie’s at this exciting time in the Company’s history. I have deep respect for the talented Leslie’s team, which has laid the groundwork to deliver sustainable growth as the pool industry normalizes, and I look forward to working with them to build on the Company’s efforts to drive long-term value creation.”

Mr. Strain added, “On behalf of the Board, I want to thank Mike for his contributions to Leslie’s over the past four years and wish him well.”

Company Reaffirms Full Year Fiscal 2024 Outlook

The Company also reaffirmed its outlook for the full year of fiscal 2024 consistent with the outlook provided on August 7, 2024.

About Leslie’s

Founded in 1963, Leslie’s is the largest and most trusted direct-to-consumer brand in the U.S. pool and spa care industry. The Company serves the aftermarket needs of residential and professional consumers with an extensive and largely exclusive assortment of essential pool and spa care products. The Company operates an integrated ecosystem of over 1,000 physical locations and a robust digital platform, enabling consumers to engage with Leslie’s whenever, wherever, and however they prefer to shop. Its dedicated team of associates, pool and spa care experts, and experienced service technicians are passionate about empowering Leslie’s consumers with the knowledge, products, and solutions necessary to confidently maintain and enjoy their pools and spas.

Forward-Looking Statements

This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations or financial condition, business strategy, value proposition, legal proceedings, competitive advantages, market size, growth opportunities, industry expectations, and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would,” or the negative of these words or other similar terms or expressions. Our actual results or outcomes could differ materially from those indicated in these forward-looking statements for a variety of reasons, including, among others:

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our ability to execute on our growth strategies;
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supply disruptions;
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our ability to maintain favorable relationships with suppliers and manufacturers;
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competition from mass merchants and specialty retailers;
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impacts on our business from the sensitivity of our business to weather conditions, changes in the economy (including rising interest rates, recession fears, and inflationary pressures), geopolitical events or conflicts, and the housing market;
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disruptions in the operations of our distribution centers;
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our ability to implement technology initiatives that deliver the anticipated benefits, without disrupting our operations;
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our ability to attract and retain senior management and other qualified personnel;
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regulatory changes and development affecting our current and future products, including evolving legal standards and regulations concerning environmental, social and governance (“ESG”) matters;
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our ability to obtain additional capital to finance operations;
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commodity price inflation and deflation;
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impacts on our business from epidemics, pandemics, or natural disasters;

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impacts on our business from cyber incidents and other security threats or disruptions;
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our ability to remediate material weaknesses or other deficiencies in our internal control over financial reporting or to maintain effective disclosure controls and procedures and internal control over financial reporting; and
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other risks and uncertainties, including those listed in the section titled “Risk Factors” in our filings with the United States Securities and Exchange Commission (“SEC”).

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, and operating results. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors described in Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended September 30, 2023 and in our other filings with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time-to-time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results or outcomes could differ materially from those described in the forward-looking statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this press release, and while we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements.

The forward-looking statements made in this press release are based on events or circumstances as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information, changed expectations, the occurrence of unanticipated events or otherwise, except as required by law. We may not actually achieve the plans, intentions, outcomes or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments

Contact

Investors

Matthew Skelly
Vice President, Investor Relations
Leslie’s, Inc.

investorrelations@lesl.com

Media

FGS Global

Leslies@fgsglobal.com